Horizon Nasdaq-100 Defined Risk ETF
Schedule of Investments
February 28, 2026 (Unaudited)

PURCHASED OPTIONS - 99.5% (a)	Notional Amount	Contracts	Value
Call Options - 98.1%
Invesco QQQ Trust Series 1, Expiration: 04/09/2026; Exercise Price: $3.00 (b)(c)(d)	$74,453,754	1,226	$73,994,556

Put Options - 1.4%
Invesco QQQ Trust Series 1 (b)(c)(d)
Expiration: 03/12/2026; Exercise Price: $578.65	24,655,974	406	121,081
Expiration: 04/09/2026; Exercise Price: $590.69	24,777,432	408	453,378
Expiration: 05/07/2026; Exercise Price: $570.61	25,081,077	413	450,401
Total Put Options			1,024,860
TOTAL PURCHASED OPTIONS (Cost $77,859,582)			75,019,416

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 0.1%		Shares	Value
First American Government Obligations Fund - Class X, 3.60% (e)		61,211	61,211
TOTAL MONEY MARKET FUNDS (Cost $61,211)			61,211

TOTAL INVESTMENTS - 99.6% (Cost $77,920,793)			75,080,627
Other Assets in Excess of Liabilities - 0.4%			319,786
TOTAL NET ASSETS - 100.0%			$75,400,413

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Non-income producing security.
(b)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(c)	Exchange-traded.
(d)	100 shares per contract.
(e)	The rate shown represents the 7-day annualized yield as of February 28, 2026.

Horizon Nasdaq-100 Defined Risk ETF
Schedule of Written Options
February 28, 2026 (Unaudited)

WRITTEN OPTIONS - (0.4)%	Notional Amount	Contracts	Value
Call Options - (0.0)% (a)
Invesco QQQ Trust Series 1, Expiration: 03/05/2026; Exercise Price: $621.00 (b)(c)	$(37,469,793)	(617)	$(40,864)

Put Options - (0.4)%
Invesco QQQ Trust Series 1 (b)(c)
Expiration: 03/12/2026; Exercise Price: $517.74	(24,655,974)	(406)	(11,571)
Expiration: 04/09/2026; Exercise Price: $528.51	(24,777,432)	(408)	(111,780)
Expiration: 05/07/2026; Exercise Price: $510.54	(25,081,077)	(413)	(158,720)
Total Put Options			(282,071)
TOTAL WRITTEN OPTIONS (Premiums received $621,304)			$(322,935)

Percentages are stated as a percent of net assets.

(a)	Represents less than 0.05% of net assets.
(b)	Exchange-traded.
(c)	100 shares per contract.

Summary of Fair Value Disclosure as of February 28, 2026 (Unaudited)

Horizon Nasdaq-100 Defined Risk ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of February 28, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Purchased Options	$–	$75,019,416	$–	$75,019,416
Money Market Funds	61,211	–	–	61,211
Total Investments	$61,211	$75,019,416	$–	$75,080,627

Liabilities:
Investments:
Written Options	$–	$(322,935)	$–	$(322,935)
Total Investments	$–	$(322,935)	$–	$(322,935)

Refer to the Schedule of Investments for further disaggregation of investment categories.